Cambria Global Asset Allocation ETF (GAA)

Summary Prospectus

September 1, 2022

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports, and other information about the Fund online at www.cambriafunds.com/gaa. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2022, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Global Asset Allocation ETF

Investment Objective

The Fund seeks income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment)

Management Fee:	0.00%
Distribution and/or Service (12b-1) Fees:	0.00%
Acquired Fund Fees and Expenses*:	0.42%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses*:	0.42%

*     Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights reflect only the Fund’s operating expenses and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that the operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$43	$135	$235	$530

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2022, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to provide absolute positive returns with reduced downside volatility, manageable risk, and smaller drawdowns (i.e., peak-to-trough declines in performance) by identifying an investable portfolio of exchange-traded vehicles that provide diversified exposure to all of the major asset classes in the various regions, countries and sectors around the globe. Under normal market conditions, the Fund invests at least 80% of its total assets in affiliated and unaffiliated exchange-traded funds (“ETFs”) and other exchange-traded products (“ETPs”) (collectively, “Underlying Vehicles”) that provide exposure to various (i) investment asset classes, including equity and fixed income securities, real estate, commodities, and currencies, and (ii) factors such as value, momentum, and trend investing. The Fund invests in Underlying Vehicles that seek exposure to undervalued markets, according to various valuation metrics, such as the cyclically adjusted price-to-earnings ratio, commonly known as the “CAPE Shiller P/E ratio, while seeking to avoid overvalued markets through the use of systematic quantitative screens. The Fund also invests in Underlying Vehicles with momentum and trend following strategies. Momentum and trend following strategies, both of which are based on quantitative and algorithmic models, attempt to (1) invest in assets when their prices are in an uptrend (i.e., prices are increasing over a specified time period) and/or increasing relative to the prices of other assets, and (2) sell assets when their prices are in a downtrend (i.e., prices are decreasing over a specified time period) and/or decreasing relative to the prices of other assets.

Under normal market conditions, the Fund’s investment adviser, Cambria Investment Management, L.P. (“Cambria” or the “Adviser”), selects Underlying Vehicles that provide exposures of approximately 45% to equity securities, 45% to fixed income securities and 10% to other asset classes, such as commodities and currencies.

Under normal market conditions, Cambria allocates approximately 40% of the Fund’s total assets to long positions in foreign companies’ equity or debt securities or foreign currencies. The Fund defines foreign companies as those domiciled or principally traded outside of the U.S. The Fund defines equity exposures to include Underlying Vehicles that track the performance of stock indices, closed-end funds, real estate investment trusts (“REITs”), exchange-traded currency trusts, common stock, preferred stock and convertible securities of issuers of any market capitalization. The Fund defines fixed income exposures to include Underlying Vehicles that track the performance of fixed income indices, exchange-traded notes, securities issued by the U.S. Government and its agencies, sovereign debt and corporate bonds of any credit quality, including high yield (or “junk”) bonds. The Fund defines commodity and currency exposures to include Underlying Vehicles that track the performance of commodity and currency indices.

The Fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in Underlying Vehicles, including affiliated ETFs, that offer diversified exposure to all of the major asset classes in the various regions, countries, and sectors around the globe. The Fund may invest up to 20% of its net assets in instruments that are not Underlying Vehicle, but which Cambria believes will help the Fund achieve its investment objective, including futures, options, swap contracts, cash and cash equivalents, and money market funds.

Cambria has discretion to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective. The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to adjust the Fund’s holdings to meet target allocations at least annually.

Principal Risks

An investment in the Fund involves risk. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The Fund’s principal risks are presented in alphabetical order to facilitate investors’ ability to identify particular risks and compare them with the risks of other funds. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. For more information about the risks of investing in the Fund, see the sections titled “Additional Information About the Funds’ Risks” and “Additional Non-Principal Risk Information.”

Cash Redemption Risk. The Fund’s investment strategy will require it to effect redemptions by Authorized Participants, in whole or in part, for the cash value of large blocks of Shares called Creation Units. As a result, the Fund may pay out higher annual capital gain distributions and be less tax-efficient than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Commodity Investing Risk. Investing in commodity-related companies may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. Dollar value of the Fund’s investments.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of or may be less liquid than their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk. Derivatives, such as futures, options, and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Exchange-Traded Products and Investment Companies Risk. The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower. Through its investments in investment companies, the Fund may be indirectly exposed to derivatives and leverage; allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses.

Exchange-Traded Notes Risk. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay. In addition, as with investments in other ETPs, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

Fixed Income Risk. A decline in an issuer’s credit rating and/or financial condition may cause such issuer’s fixed income securities to decrease in value while experiencing increased volatility and investment risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of a fixed income security generally changes in response to changes in interest rates and may change quickly and without warning in response to issuer defaults and changes in issuer credit ratings.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Asia-Pacific Risk. Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. Certain Asia-Pacific countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products.

Europe Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. In addition, the United Kingdom has formally exited the EU (“Brexit”). Although it remains unclear what the potential consequences of Brexit may be, the economies of Europe and the United Kingdom, as well as the broader global economy, could be significantly impacted by Brexit, which may result in lower economic growth and increased volatility and illiquidity across global markets. In addition, Russia’s military invasion of Ukraine and the resulting economic sanctions levied by European countries may have a severe adverse impact on the European economy and result in significant volatility in European markets.

High Yield Securities Risk. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Interest Rate Risk. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Risks associated with rising interest rates are heightened given the Federal Reserve’s recent increases in interest rates. To the extent that rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Leveraging Risk. Certain of the Fund’s investments may expose the Fund to leverage, causing the Fund’s value to be more volatile.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. A significant, rapid rise in interest rates may result in a period of volatility and increased redemptions if Fund securities become illiquid and are forced to sell the illiquid securities at disadvantageous times or prices. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

Recent Events. The respiratory illness COVID-19 has spread worldwide for over two years, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. During this time, financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Many instruments experienced reduced liquidity for periods of time. Some sectors of the economy and individual issuers experienced particularly large losses as a result of the pandemic and public safety measures enacted to mitigate the spread of the virus. Although, some global economies have re-opened in recent months, others have struggled to control the spread of the virus and re-open their economies. As a result, the impact of COVID-19 may continue to be felt by global markets, economic sectors, and individual issuers for an extended period of time, which, in turn, may continue to affect adversely the value and liquidity of the Fund’s investments.

In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. While the extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, the war in Ukraine could result in significant market disruptions, including in certain industries or sectors, and may negatively affect global supply chains, inflation and global growth.

Momentum Investing Risk. The Underlying Index may identify securities that have had higher recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them.

Premium-Discount Risk. Shares may trade above (premium) or below (discount) their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines.

Real Estate Investments Risk. The Fund is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur a bid/ask spread, which varies over time for Shares based on trading volume and market liquidity and is generally higher if Shares have little trading volume and market liquidity. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. In addition, trading in Shares on the Exchange may be halted.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Sovereign Debt Securities Risk. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. These risks increase for lower-rated and high yield debt securities, as discussed in this Prospectus.

Swaps Contract Risk. Each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations. As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

Value Investment Risk. The Fund considers certain value metrics when selecting stocks for inclusion in its portfolio and, as a result, the Fund may underperform when the market favors stocks with growth characteristics or a non-value investment approach. Value investments are subject to the risk that their intrinsic value may never be realized by the market.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a relevant index that provides a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com.

The Fund’s investment objective and strategies changed effective January 1, 2019. From December 9, 2014 to December 31, 2018, Fund performance reflects the investment objective of the Fund when it sought investment results that corresponded (before fees and expenses) generally to the price and yield performance of the Cambria Global Asset Allocation Index.

Total Annual Returns for Calendar Year Ended December 31

20%
15%
10%
5%
0%
-5%
-10%
15.22%
15.13%
10.50%
9.49%
8.64%
-3.86%
-6.84%
2015
2016
2017
2018
2019
2020
2021

As of June 30, 2022, the Fund’s year-to-date total return was -10.29%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Best: 11.91%, for the quarter ended 6/30/2020

Worst: -15.65%, for the quarter ended 3/31/2020

Average Annual Total Returns for the period ending December 31, 2021

Cambria Global Asset Allocation ETF*	1 Year	5 Years	Since Inception (12/9/14)
Return Before Taxes	10.50%	8.38%	6.38%
Return After Taxes on Distributions	8.84%	7.19%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	6.40%	6.12%	4.53%
S&P Balanced Equity & Bond Moderate Index (Reflects no deduction for fees, expenses or taxes)	11.98%	11.09%	9.00%

*    The Fund’s objective changed effective January 1, 2019. Prior to that date, the Fund was passively managed and sought to track the performance, before fees and expenses, of the Cambria Global Asset Allocation Index. As of January 1, 2019, the Fund is actively managed and seeks income and capital appreciation.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Investment Adviser

Cambria Investment Management, L.P. serves as the investment adviser of the Fund.

Portfolio Manager

Mebane T. Faber is the portfolio manager for the Fund and has managed the Fund since its inception in December 2014.

Purchase and Sale of Fund Shares

Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.cambriafunds.com.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.